UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

SMART GLOBAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 29, 2019 SMART GLOBAL HOLDINGS, INC. Meeting Information Meeting Type: Annual<mtgtype>Meeting For holders as of: November<recdate>30, 2018 B Date: January 29, 2019 Time: 10:00<mtgtime>AMPST A Location: DoubleTree Hotel R 39900 Balentine Drive C Newark, CA 94560 O D E You are receiving this communication because you hold SMART GLOBAL HOLDINGS, INC. shares in the above named company. c/o SMART Modular Technologies, Inc. 39870 EUREKA DRIVE This is not a ballot. You cannot use this notice to vote NEWARK, CA 94560-4809 these shares. This communication presents only an Investor Address Line 1 1512 1 overview of the more complete proxy materials that are Investor Address Line 2 OF available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 paper copy (see reverse side). Investor Address Line 5 2 We encourage you to access and review all of the important John Sample 1234 ANYWHERE STREET information contained in the proxy materials before voting. 1234567 123456 7 ANY CITY, ON A1A 1A1 123456 7 123456 7 123456123456 77 1234567 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

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Before You Vote How to Access the Proxy Materials IMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTED Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. 10-K Wrap How to View Online: Have the information that is printed in the box marked by the arrow gIMAGE OMITTED (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked IMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTED (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 15, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods IMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTED Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTED available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items IMAGE OMITTED The Board of Directors recommends you vote FOR the following: Election of Directors Nominees 1a. Randy Furr 1b. Ajay Shah 1c. Jason White The Board of Directors recommends you vote FOR the following proposal: Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for SMART Global Holdings, Inc. for the current fiscal year. The Board of Directors recommends you vote 1 YEAR on the following proposal: Whether the advisory vote with respect to the compensation of the named executive officers of SMART Global Holdings, Inc. should take place every one year, every two years or every three years. The Board of Directors recommends you vote FOR the following proposal: Approval of an amendment to the SMART Global Holdings, Inc. Amended and Restated 2017 Share Incentive Plan to increase the number of ordinary shares available for issuance by 1,500,000. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. IMAGE OMITTED
B IMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDA R C O D E 123456789012 IMAGE OMITTED12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 123456789012 IMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTEDIMAGE OMITTED Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #